Exhibit 99.1

SuccessFactors Announces Preliminary Fourth Quarter Fiscal 2011 Results

SAN MATEO, Calif. – Feb 2, 2012 – SuccessFactors, Inc. (NYSE:SFSF) today announced that based on currently available, unaudited information, the Company expects fiscal 2011 fourth quarter GAAP revenue of approximately $97.0 million and non-GAAP revenue of approximately $100.0 million. The difference between GAAP and non-GAAP revenue is approximately $3.0 million associated with the net impact of acquisition related deferred revenue before fair value adjustment. Billings, defined as GAAP revenue plus change in deferred revenue, are expected to be approximately $144.0 million for the fourth quarter. Billings profit, defined as billings less non-GAAP cost of revenue and operating expenses, is expected to be approximately $44.5 million, which translates into a fourth quarter billings margin of 31%. Deferred revenue as of December 31, 2011 is expected to be approximately $295.0 million. Cash flow from operations for the fourth quarter is expected to be approximately $24.0 million.

GAAP operating loss for the quarter is expected to be $8.3 million, and GAAP net loss per share for the quarter is expected to be $0.02. Non-GAAP operating income for the quarter is expected to be $0.1 million and non-GAAP net loss per share for the quarter is expected to be $0.02. The non-GAAP measures used by SuccessFactors in this press release include the net impact of acquisition related deferred revenue before fair value adjustment, and exclude the impact of stock-based compensation expense, the amortization of intangible assets, integration costs, future cash consideration of acquisitions and deal related costs, revaluation of contingent consideration or write-downs for fair value accounting related to business combination, any unrealized foreign exchange gain/loss on an intercompany loan related to the acquisition of Inform, and a tax benefit related to the acquisition of Jobs2web.

Q4 FY11 Financial Results Conference Call:

SuccessFactors will host a conference call today at 2 p.m. PDT/ 5 p.m. EDT to discuss its fourth quarter results. Due to the pending merger with SAP AG (NYSE: SAP) management will not be hosting a live question and answer session during this conference call. To listen to management’s prepared remarks please dial +1 (888) 895-8076 or +1 (973) 200-3188 internationally. A live webcast of the event will be available on SuccessFactors’ Investor Relations website at http://www.successfactors.com/investor. A domestic replay will be available at +1 (855) 859-2056 or +1 (404) 537-3406 internationally, using passcode 44281856, and available via webcast replay until February 23, 2012.

Use of Non-GAAP Financial Information:

SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors in this press release include non-GAAP revenue, billings, billings profit, billings margin, non-GAAP operating income and non-GAAP net loss per share. Non-GAAP operating income and non-GAAP loss per share exclude the impact of stock-based compensation expense, the amortization of intangible assets, integration costs, future cash consideration of acquisitions and deal related costs, revaluation of contingent consideration or write-downs for fair value accounting related to business combination, any unrealized foreign exchange gain/loss on an intercompany loan related to the acquisition of Inform, and a tax benefit related to the acquisition of Jobs2web. The Company defines billings as revenue plus change in total deferred revenue. Non-GAAP revenue includes the net impact of acquisition related deferred revenue that is required to be adjusted to fair value for GAAP purposes under purchase accounting rules. SuccessFactors’ reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. SuccessFactors’ management believes each of these supplemental non-GAAP financial measures is useful to investors because these supplemental non-GAAP financial measures are used internally by management to understand, manage and evaluate SuccessFactors’ business and make operating decisions. These non-GAAP financial measures are among the factors SuccessFactors’ management uses in planning for and forecasting future periods. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in this press release.

About SuccessFactors

SuccessFactors is the leading provider of cloud-based Business Execution Software, and delivers business alignment, team execution, people performance, and learning management solutions to organizations of all sizes across more than 60 industries. With approximately 15 million subscription seats globally, we strive to delight our customers by delivering innovative solutions, content and analytics, process expertise and best practices insights from serving our broad and diverse customer base. Today, we have more than 3,500 customers in more than 168 countries using our application suite in 35 languages.

It’s Time to Love Work Again.

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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.

These forward-looking statements include statements about the benefits of the proposed acquisition. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to retain customers and to experience high customer renewal rates; integration risks, including risks related to integration of Jobs2web products, technologies and personnel and managing geographically-dispersed operations; assumption of liabilities; whether customers of Jobs2web will desire to continue as customers pricing pressures; the uncertain impact of the overall global economic conditions, including on customers, prospective customers and partners, renewal rates and length of sales cycles; the fact that the business execution market is at an early stage of development, and may not develop as rapidly as we anticipate; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; the impact of any discovered product defects or outages; our ability to continue to sell our services outside the HR area; our ability to manage our growth; our ability to successfully expand our sales force and its effectiveness; whether our resellers and other partners will be successful in marketing our products; our ability to continue to manage expenses; the impact of unforeseen expenses, including as a result of integrating acquisitions; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Further information on these and other factors that could affect these forward-looking statements is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K and in our most recent report on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.

SuccessFactors, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands)

Three Months Ended
December 31,
2011
Non-GAAP Revenue
GAAP Revenue	$97,263
(a) Net impact of acquisition related deferred revenue before fair value adjustment	2,780

Non-GAAP Revenue	$100,043

Billings reconciliation:
GAAP Revenue	$97,263

Ending total deferred revenue	295,169
Less: Beginning total deferred revenue	243,918
Less: Beginning total deferred revenue from acquisitions	4,118

Change in total deferred revenue	47,133

Billings (revenue plus change in total deferred revenue)	$144,396

Billings profit and margin reconciliation:
Billings	$144,396
Non-GAAP total cost of revenue and operating expenses (total spend)	99,916

Billings profit	$44,480

Billings margin	31%

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$105,521
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	20,869
(c) Revaluation of contingent considerations	(15,264)

Non-GAAP total cost of revenue and operating expenses (total spend)	$99,916

Operating income reconciliation:
GAAP loss from operations	$(8,258)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	2,780
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	20,869
(c) Revaluation of contingent considerations	(15,264)

Non-GAAP income from operations less stock-based compensation and other items	$127

Net loss and net loss per share reconciliations:
GAAP net loss	$(1,308)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	2,780
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	20,869
(c) Revaluation of contingent considerations	(15,264)
(d) Foreign exchange unrealized gain on intercompany acquisition loan related to Inform	(1,319)
(e) Tax benefit related to Jobs2web	(7,757)

Non-GAAP net loss excluding stock-based compensation expense and other items	$(1,999)

GAAP net loss per common share - basic and diluted	$(0.02)

Non-GAAP net loss per common share (excluding stock-based compensation expense and other items) - basic	$(0.02)

Non-GAAP net loss per common share (excluding stock-based compensation expense and other items) - diluted	$(0.02)

GAAP shares used in computing net loss per common share, basic	83,969
GAAP shares used in computing net loss per common share, diluted	83,969

Contact:

For investor inquiries:

Karen Moran

+1-650.645.4439

kmoran@successfactors.com

For media inquiries:

Andrea Meyer

+1-415.370.7329

ameyer@successfactors.com